UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2023

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b,2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2023, Texas Roadhouse, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries entered into a Amendment No. 3 to Amended and Restated Credit Agreement (the “Amendment No. 3”), further amending the Amended and Restated Credit Agreement dated August 7, 2017 (the “Amended Credit Agreement”) with a syndicate of commercial lenders led by JPMorgan Chase Bank, N.A. and PNC Bank, National Association.

The Amendment No.3 provides for the transition from the London Inter-Bank Offered Rate (“LIBOR”) to the Secured Overnight Financing Rate (“SOFR”) as the benchmark rate for purposes of calculating interest on outstanding borrowings. Pursuant to the Amendment No.3 under the Amended Credit Agreement, the Company is required to pay interest on outstanding borrowings at the Term SOFR rate, plus a fixed adjustment of 0.10%, plus a variable adjustment of 0.875% to 1.875% depending on the Company’s leverage ratio.

The Amended Credit Agreement remains an unsecured, revolving credit agreement under which the Company can borrow up to $300.0 million with the option to increase by an additional $200.0 million, subject to certain limitations set forth in the Amended Credit Agreement, including approval by the syndicate of lenders. At the time of transition to the Term SOFR rate, the Company maintained no outstanding borrowings under the Amended Credit Agreement.

The preceding description of the Amendment No.3 is a summary and is qualified in its entirety by the full text of the amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

10.1	Amendment No. 3 to Amended and Restated Credit Agreement dated as of May 19, 2023 by and among Texas Roadhouse, Inc. and the lenders named therein and JPMorgan Chase Bank, N.A. as Administrative Agent

104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: May 19, 2023	By:	/s/ Keith V. Humpich
Keith V. Humpich
Interim Chief Financial Officer

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